Exhibit 99.1
American Physicians Capital, Inc. Raymond James Investor Conference March 8, 2006 R. Kevin Clinton President & CEO Frank H. Freund Chief Financial Officer

Forward-Looking Statements Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions we are making forward- looking statements. While we believe any forward-looking statements we will make are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: increased pressures on premium rates and our potential inability to obtain rate increases; changes in competitive conditions; the potential inadequacy of our loss and loss adjustment expense reserves, which could require us to make an adjustment to the level of these reserves and that may materially and adversely impact the results of operations for the period any such adjustment is made; unforeseen costs or the need for additional reserve enhancements associated with our exit from workers' compensation; substantial jury awards against our insureds could impose liability on us exceeding our policy limits or the funds we have reserved for the payment of claims; the passing of tort reform at a national level may have a material adverse impact on our results of operations pertaining to certain markets that currently have tort reform in place at the state level; recently passed tort reform legislation in Illinois may have a material adverse impact on our results of operations if claims frequency or severity trend upwards, as we may not be able to obtain rate increases the Company deems necessary; an unanticipated increase in claims frequency or severity patterns; our potential inability to obtain adequate and affordable reinsurance coverage from creditworthy reinsurers; our potential inability to collect the full amount of our reinsurance recoverables from reinsurers experiencing financial difficulties, which could result in a future charge to income; adverse regulatory and market changes in certain states of operation where our business is concentrated; the loss of our relationships with medical associations; an interruption or change in our principal third-party distribution relationship; the potential insolvency of any of the guaranty associations in which we participate; our potential inability to comply with insurance regulations; a reduction in our A.M. Best Company rating; negative changes in financial market conditions; a significant increase in short-term interest rates; a downturn in general economic conditions; and any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by law.

Snapshot of APCapital Medical professional liability insurance carrier Formed as mutual in 1975 by the Michigan State Medical Society (MSMS) Demutualized in December 2000 (IPO) Endorsed by MSMS, Michigan Osteopathic Association and the New Mexico Medical Society Headquartered in East Lansing, MI Focus on individual and small physicians groups

Snapshot of APCapital Approximately 9,600 policies in-force at December 31, 2005 Marketing in primarily 5 states with a focus on the upper Midwest region Medical liability direct premiums written totaled $183.4 million in 2005 Assets totaled $1.1 billion at December 31, 2005 NASDAQ: ACAP Market cap $407 million1 1As of February 21, 2006

Snapshot of APCapital Core States Market Share Ranking 1 % of DWP in 2005 Expansion Michigan 1st 27% Home State New Mexico 1st 12% Merged NMPML in 1997 Illinois 2nd 35% Internal Ohio 4th 18% Internal Kentucky 5th 6% Acquired KMIC in 1996 1 Based on 2004 direct premiums written from Thomson Financial/One Source

Key Components of our Strategic Plan Focus on return on equity Strong management team Focus on medical professional liability in core markets Rate adequacy Stringent and innovative underwriting practices Strong reserves Aggressive claims management Exit unprofitable markets and lines of business

Strong Management Team Name Title Years of Industry Experience Year Joined APCapital Kevin Clinton FCAS President & CEO 28 2001 Frank Freund CPA Chief Financial Officer 24 1997 Annette Flood RN, JD Chief Operating Officer 20 2001 Kevin Dyke FCAS VP, Actuarial 13 2002 Nancy Fitzgerald LPN, CPHQ VP, Risk Management 17 2002 Rhonda Fossitt CPCU, RPLU VP, Underwriting 27 2002 Laura Kline CIC, CPCU VP, Marketing 19 1987 Cathy Shutack BS, RRT VP, Claims 17 2002

Return to Profitability via Rate Adequacy 2002 2003 2004 2005 Annual 0.3 0.349 0.211 0.092 Cumulative 0.3 0.754 1.124 1.325 Average Rate Increases Since 2002

Performing on-site visits by risk management Implementing unique underwriting systems Discontinued writing OH and KY occurrence policies Discontinued writing certain high-risk specialties in high risk areas Lowered maximum policy limits 98% of policies at YE05 were at or below $1 million Stringent and Innovative Underwriting

Strong Distribution System Use a focused, multi-channeled distribution system 2005 premiums were generated through Captive agents - 33% of premiums Independent agents - 55% of premiums Direct - 12% of premiums Market product through approximately 40 agents Adding additional agents Enhance distribution system by leveraging strategic business alliances Medical society endorsements Purchasing group programs Other marketing alliances

Strong Reserves Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 6/1/2005 9/1/2005 Dec-05 Net Loss & LAE IBNR* 118 122 141 141 144 154 164 170 178 Number of Open Claims 4447 4103 3885 3803 3342 3344 3211 3109 2991 *Includes DD&R and ULAE, Excludes PIC - FL PL Net Loss & LAE IBNR and Open Claims $60M increase since Dec 2003

Strong Reserves 12/1/2003 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 East 114000 125200 136300 140400 160000 160800 167300 173900 181970

Favorable Trial Results 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Defense Verdict Plaintiff Verdict APA 0.91 0.09 APCapital, 2004 & 2005 Defense Verdict Plaintiff Verdict Industry 0.84 0.16 Industry Data, 2004* Defense Verdict Plaintiff Verdict Industry Data, 2004* Mean Settlement $311,704 Mean Verdict $606,907 *Source: Physician Insurers Association Data Sharing Program

Positive Trends Medical Professional Liability Reported Claim Count by Quarter *Includes 76 claims reported by four physicians at the end of their coverage with the company. 1Q02 2Q02 3Q02 4Q02 1Q03* 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 East 767 748 729 774 803 694 631 529 525 459 431 371 404 401 361 347

Positive Trends Net Premiums Earned Per Reported Claim --- Excluding Florida 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 East 41296 46554 58045 51124 57641 55209 67631 82319 81893 95498 102920 119046 104027 102648 113898 117309 Medical Professional Liability

Data as of 12/31/05 Underwriting Cycle Medical Professional Liability 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 2.61 2.785530691 2.120892019 1.800954568 1.372698795 0.737865361 0.599420124 0.618209678 0.667429662 0.75 0.868032299 1.082412713 0.982668528 0.992339584 1.174280749 1.205704108 1.261500723 1.420746234 1.440973929 1.583664137 1.592726163 1.326555445 1.139266714 1.032797693 1.001

FRANK H. FREUND CHIEF FINANCIAL OFFICER

Financial Highlights $44.9 million of pre-tax income All workers' compensation and health policies expired on June 30 Continued strong investment returns Positive reserve development Elimination of deferred tax valuation allowance generated $44.1 million tax benefits APCapital, Inc. Consolidated

Nine Quarters of Improving Results 4Q 2003 1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 Pre-Tax Income 1363 4781 3576 4773 6620 7591 9767 10561 16948 Combined Ratio 1.149 1.149 1.114 1.079 1.047 1.025 1.002 0.955 0.92 ($ in thousands)

Tax-Adjusted Operating Income* 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 East 0.26 0.35 0.39 0.43 0.56 0.72 0.82 1 *Operating income per share is adjusted for deferred tax valuation allowance changes from 1Q04 to 2Q05 and excludes net realized gains or loss, net of tax.

High-Quality Investment Portfolio Investment Portfolio Highlights Improved average rating of bond portfolio: AA at 12/31/05 vs. AA- at 12/31/04 Average yield on investments: 5.43% in 2005 Maintain a modified duration of 3.94 years Corporate Bonds Mortgage-backed Securities U.S Government Bonds Other Bonds Cash & Cash Equivalents Other East 0.32 0.22 0.1 0.03 0.32 0.01 Investments totaled $854.4 million at December 31, 2005

Book Value Growth At Period End 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 East 24.16 23.89 24.77 22.71 23.54 23.31 22.97 30.12 30.55 31.35 Up $8.04 since YE04

Capital Allocation Reactivated existing share repurchase program in May 2005 Repurchased 433,500 common shares at an average price of $39.35 in 2005 Board approved additional 5% (or 425,000 shares) buyback authorization in November 2005 Take advantage of strategic buying opportunities in open market

Capital Allocation Look to expand professional liability business in profitable markets through Acquisitions Strategic alliances Investments Profitable growth opportunities exist in core markets Implement innovative underwriting criteria Enhance distribution system Adhere to adequate pricing - will forego top-line growth if necessary Reinsurance program Strong financial position provides ability to modify program

Why Invest in APCapital Experienced management team Business strategy producing positive results Strong financial position Underwriting cycle has turned Continued positive trends

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